UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 30, 2008

DITECH NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26209	94-2935531
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 E. Middlefield Road

Mountain View, Ca. 94043

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 623-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

a) Previous Independent Registered Public Accounting Firm

On July 30, 2008, Ditech Networks, Inc. (the “Company”) notified its independent registered public accounting firm, PricewaterhouseCoopers LLP, of its decision to dismiss PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm effective as of that date.  The decision to change independent registered public accounting firms was approved by the Company’s Audit Committee.

The reports of PricewaterhouseCoopers LLP on the Company’s financial statements as of and for the years ended April 30, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and through July 30, 2008, the date of PricewaterhouseCoopers LLP’s dismissal, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such period.

During the Company’s two most recent fiscal years, and through July 30, 2008, the date of PricewaterhouseCoopers LLP’s dismissal, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), other than:

•                  At July 31, 2007, the Company reported a material weakness as it did not maintain effective controls to accurately account for a marketing fund allowance issued to a customer under a non-standard contract. This control deficiency resulted in a review adjustment to the Company’s consolidated financial statements. Additionally, this control deficiency could result in a misstatement to revenue and accrued liabilities that would result in a material misstatement to the Company’s interim or annual financial statements that would not be prevented or detected. The Audit Committee discussed this material weakness with PricewaterhouseCoopers LLP and has authorized PricewaterhouseCoopers LLP to respond fully to inquiries of the successor independent registered public accounting firm concerning this matter. The Company fully remediated this material weakness in the quarter ended April 30, 2008.

The Company has provided PricewaterhouseCoopers LLP with a copy of the foregoing disclosures, and PricewaterhouseCoopers LLP has furnished a letter addressed to the Securities and Exchange Commission stating that it agrees with the statements made by the Company herein, attached hereto as Exhibit 16.1.

b) New Independent Registered Public Accounting Firm

On July 30, 2008, the Company engaged Burr, Pilger & Mayer LLP as its new independent registered public accounting firm, effective immediately. The decision to engage Burr, Pilger & Mayer LLP as the Company’s independent registered public accounting firm was approved by the Company’s Audit Committee on July 30, 2008. During the two most recent fiscal years, and through July 30, 2008, the date of Burr, Pilger & Mayer LLP’s engagement, the Company did not consult with Burr, Pilger & Mayer LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
16.1	Letter of PricewaterhouseCoopers LLP, dated July 31, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DITECH NETWORKS, INC.

Dated: July 31, 2008	By:	/s/ William J. Tamblyn
William J. Tamblyn
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter of PricewaterhouseCoopers LLP, dated July 31, 2008